     THIS AGREEMENT made as of this 1st day of September, 1994, by and among Andover Togs, Inc., a New York corporation, having its principal office at One Penn Plaza, New York, New York 10119 (hereinafter referred to as the "Corporation"), William L. Cohen, residing at 1120 Park Avenue, Apartment 9A, New York, New York 10128, (hereinafter referred to as "Cohen"), and Peter A. Cohen and Stanley I. Schachter, as Trustees of the William L. Cohen Irrevocable Life Insurance Trust Agreement, dated January 31, 1984 (hereinafter referred to as the "Trustees").

     WHEREAS, Cohen is employed by the Corporation and has rendered competent efforts on behalf of the Corporation and the Corporation wishes to give recognition to Cohen for such efforts; and

     WHEREAS, in recognition of the foregoing, the Corporation wishes to help Cohen provide for the security of his family through participation in a split-dollar insurance program; and

     WHEREAS, Cohen and the Trustees agree to participate in such program to the extent hereafter provided.

     NOW, THEREFORE, it is mutually agreed that:

                                   ARTICLE I

                         APPLICATION FOR LIFE INSURANCE

     1. In furtherance of the purposes of this Agreement, the Trustees own a policy of life insurance insuring Cohen's life with the Equitable Life Assurance Society (hereinafter referred to as "the Insurer"), in the total face amount of $4,000,000 (hereinafter referred to as the

"Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof.

     2. The parties hereby agree that the Policy shall be subject to the terms and conditions of this Agreement.

                                   ARTICLE II

                          OWNERSHIP OF LIFE INSURANCE

     The Trustees, and their successors, shall be the sole and absolute owner of the Policy and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, without the consent of any other person, except as may otherwise be provided herein.

                                  ARTICLE III

                         PAYMENTS OF PREMIUMS ON POLICY

     1. Thirty (30) days prior to the due date of each premium payable on the Policy, the Corporation shall notify Cohen and the Trustees of the exact amount due from the Trustees, which shall be an amount equal to the annual cost of current life insurance protection in the life of Cohen measured by the lower of the PS 58 Rate, set forth in Revenue Ruling 55-747 (or the corresponding applicable rate or other measure set forth in any Revenue Ruling or Treasury Regulation or other Treasury notice modifying or revoking Revenue Ruling 55-747), or the insurer's current published premium rate for annually renewable term insurance for standard risks. The Trustees shall pay such required contribution to the Corporation prior to the premium due date. If the Trustees fail to make such timely payment, the Corporation, in its sole and absolute discretion, may elect to make the Trustees' portion of the premium payment, which payment shall be recovered by the Corporation as provided herein.

     2. On or before the due date of each premium payable on the Policy, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish Cohen and/or the Trustees evidence of timely payment of such premium. The Corporation annually shall furnish Cohen with a statement of the amount of income reportable by him for Federal and State income tax purposes, if any, as a result of the Corporation's payment of the premiums by the Corporation in that year as hereinabove provided.

                                   ARTICLE IV

                          ELECTION OF DIVIDEND OPTION

     The Trustees, as the Owners of the Policy, may elect, in their sole and absolute discretion, to have all dividends declared by the Insurer on the Policy applied to:

     A. reduce the premium payable on the Policy; or

     B. purchase paid-up additional insurance on the life of Cohen.

                                   ARTICLE V

                    COLLECTION AND PAYMENT OF DEATH BENEFIT

     1. Within thirty (30) days after the death of Cohen, the Corporation and the Trustees shall apply to the Insurer for the death benefit and take all action necessary to obtain such payment. The proceeds shall be divided into two parts. The First Part shall be an amount equal to the total amount of the premiums which the Corporation, its successors and assigns, have paid with respect to the Policy reduced by an outstanding indebtedness which was incurred by the Corporation, its successors and assigns, and which is secured by the Policy, including any interest due on such indebtedness. The Second Part, if any, shall be the balance of the proceeds.

     (a) The First Part shall be paid to the Corporation, its successors or assigns. The parties hereby confirm that in no event shall the amount payable to the Corporation exceed the Policy proceeds payable as a result of the maturity of the Policy as a death claim.

     (b) The Second Part shall be paid to the beneficiary designated by the Trustees, or their successors. No portion of the proceeds shall be paid to the beneficiary designated by the Trustees until the First Part of the proceeds has been paid fully to the Corporation.

     2. The Insurer may rely upon a sworn statement in form satisfactory to the Insurer furnished by the Corporation, its successors or assigns, as to the amount of the First Part, and any payment made on account of such statement shall discharge the Insurer accordingly.

                                   ARTICLE VI

                             COLLATERAL ASSIGNMENT

     1. To secure repayment to the Corporation of the amount of the premiums on the Policy paid by it, upon maturity of the policy as provided in the preceding
Article V of this Agreement or upon termination of this Agreement as provided in the succeeding Article VII of this Agreement, the Trustees have assigned, contemporaneously herewith, the Policy to the Corporation as collateral, under the form used by the Insurer for such assignments. The parties hereby confirm that the Policy shall be subject to the terms and conditions of the collateral assignment filed with the Insurer relating to the Policy. The collateral assignment of the Policy to the Corporation hereunder shall not be terminated, altered or amended by the Trustees, without the written consent of the Corporation.

     2. Except as otherwise provided herein, the Trustees shall not sell, assign, transfer, borrow against, surrender or cancel the Policy nor change the beneficiary designation provisions thereof, without the written consent of the Corporation.

                                  ARTICLE VII

               TERMINATION OF AGREEMENT AND OPTION ON TERMINATION

     1. This Agreement shall terminate upon the occurrence of any one of the following events:

     (a) The insolvency or dissolution of the Corporation, provided, however, that under no circumstances shall the creditors of the Corporation have any claim to the Policy or proceeds thereunder. For the purposes of this Agreement, the term "insolvency" shall mean (i) the filing of a voluntary petition in bankruptcy or for an arrangement, reorganization or other relief from creditors under the Federal Bankruptcy Code or any similar law, (ii) the appointment of a receiver for a substantial part of the assets of the Corporation which appointment has not been vacated within ninety (90) days, or (iii) the failure, within ninety (90) days, to obtain dismissal of any involuntary petition in bankruptcy or for reorganization filed against the Corporation.

     (b) The termination of Cohen's employment by the Corporation for any reason other than his death.

     (c) The failure of the Trustees to make timely payment to the Corporation of its portion of the premium, if any, due hereunder, unless the Corporation elects to make payment on behalf of the Trustees, as hereinabove provided.

     (d) The death of Cohen, subject to the provisions of Article V which shall continue in full force and effect following Cohen's death.

     2. Upon termination of this Agreement, the obligation of the Corporation to make payments on account of policy premiums and interest due on policy loans shall cease.

     3. For ninety (90) days after termination of this Agreement, the Trustees shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation. To obtain such release, the Trustees shall repay to the Corporation an amount equal to (a) the lesser of (i) the total amount of the premiums which the Corporation, its successors and assigns, have paid with respect to the Policy, or (ii) the then cash surrender value of the Policy, as defined in the Policy, plus any unearned premiums, reduced by (b) any outstanding indebtedness which was incurred by the Corporation, its successors and assigns, and secured by the Policy, including any interest due on such indebtedness. Upon receipt of such amount, the Corporation shall release the collateral assignment of the Policy, by the execution and delivery to the Trustees of an appropriate instrument of release in form satisfactory to the Insurer and Trustees.

     4. If the Trustees fail to exercise the option provided for in the preceding paragraph 3 of this Article VII, within ninety (90) days after the date of termination of the Agreement, then, the Corporation may enforce its right to be repaid the total amount of the premiums on the Policy paid by the Corporation, its successors and assigns (which amount shall be reduced by any outstanding indebtedness, which was incurred by the Corporation, its successors and assigns, and secured by the Policy, included any interest due on such indebtedness) from the cash surrender value of the Policy under the collateral assignment of the

Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Trustees.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISION

     1. This Agreement is governed by the laws of the State of New York.

     2. The parties to this Agreement agree that this Agreement is among the Corporation, Cohen and the Trustees to the exclusion of all other persons or entities herein mentioned. The filing of copies of this Agreement with the Insurer in no way operates to make the Insurer a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement nor any modification hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions are made a part of the Policy by the collateral assignment executed by the Trustees and filed with the Insurer in connection herewith. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to he beneficiary named in the Policy, subject to the terms and conditions of the Policy.

     3. The parties to this Agreement agree to execute such documents as are necessary to carry out this Agreement.

     4. This Agreement may not be amended or revoked, except by an instrument in writing signed by the parties hereto or their respective successors assigns, before a Notary and mutually acknowledge expressly modifying or revoking the provisions hereof.

     5. The article headings and numbers and the paragraph numbers are included herein for convenience only and in no way are to be considered to be a part of this Agreement.

     6. In the event that any provisions of this Agreement shall be held illegal, unenforceable or in conflict with the laws of New York or the Untied States, such provisions shall be deemed separable from the other provisions of this Agreement and all the other provisions shall continue in full force and effect.

     7. This Agreement and all obligations and covenants hereunder shall bind the parties hereto, their successors and assigns.

     8. Any waiver by a party of any of the provisions of this Agreement or any right or rights hereunder, shall not be deemed to be a continuing waiver and shall not prevent or estop such parties from thereafter enforcing such provisions or rights as to the future, and the failure of any party to insist in one or more instances upon the strict performance of any one or more of the terms of the provisions of this Agreement by the other parties shall not be construed as a waiver or relinquishment of any such terms or provisions, but the same shall continue in full force and effect.

     9. Any notices, consent or demand required or permitted under this Agreement shall be in writing and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States Certified Mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

     10. This Agreement may be executed in three counterparts which together shall constitute one Agreement with the same effects as if the parties executing the counterparts had all executed this Agreement as of the day and year first above written.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           ANDOVER TOGS, INC.

                                           By:/s/ Alan Kanis
                                              ----------------------------------

ATTESTED:

/s/ Donald D. Shack
- ---------------------------
SECRETARY

                                           /s/ William L. Cohen
                                           -------------------------------------
                                           WILLIAM L. COHEN


                                           WILLIAM L. COHEN IRREVOCABLE
                                           LIFE INSURANCE TRUST AGREEMENT

                                           By:/s/ Peter A. Cohen
                                           -------------------------------------
                                              PETER A. COHEN, TRUSTEE


                                           By:/s/ Stanley I. Schachter
                                           -------------------------------------
                                              STANLEY I. SCHACHTER, TRUSTEE

STATE OF NEW YORK          )
                           ): ss.:
COUNTY OF NEW YORK   )

     On this 8th day of September 1994, before me personally came Alan Kanis to me known, who, being duly sworn, did depose and say that he resides at One Penn Plaza NY, that he is the CFO of Andover Togs, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal for said Corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           /s/ Susan Rosenman
                                           -------------------------------------
                                           Notary Public

STATE OF NEW YORK          )
                           ): ss.:

COUNTY OF NEW YORK   )

     On this 1st day of September, 1994, before me personally came William L. Cohen, to me known and known to me to be the individual described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.

                                           /s/ Susan J. Henry
                                           -------------------------------------
                                           Notary Public

STATE OF NEW YORK          )
                           ): ss.:

COUNTY OF NEW YORK   )

     On this 1st day of September, 1994, before me personally came Peter A. Cohen, to me known and known to me to be the individual described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.

                                           /s/ Susan J. Henry
                                           -------------------------------------
                                           Notary Public

STATE OF NEW YORK          )
                           ): ss.:

COUNTY OF NEW YORK   )

     On this 24th day of August, 1994, before me personally came Stanley I. Schachter, to me known and known to me to be the individual described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same.

                                           /s/ Ralph A. Matalon
                                           -------------------------------------
                                           Notary Public

                                   EXHIBIT A

     The following insurance policy is subject to the annexed Agreement:

     Equitable Life Assurance Society Policy No. 94031226

                                           ANDOVER TOGS, INC.

                                           By:/s/ Alan Kanis
                                           -------------------------------------

ATTESTED:

/s/ Donald D. Shack
- ----------------------------------

                                           /s/ William L. Cohen
                                           -------------------------------------
                                           WILLIAM L. COHEN

                                           WILLIAM L. COHEN IRREVOCABLE
                                           LIFE INSURANCE TRUST AGREEMENT

                                           By:/s/ Peter A. Cohen
                                           -------------------------------------
                                           PETER A. COHEN, TRUSTEE

                                           By:/s/ Stanley I. Schachter
                                           -------------------------------------
                                           STANLEY I. SCHACHTER, TRUSTEE